UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington. DC 20549

SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
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[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

GOLDEN QUEEN MINING CO. LTD.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL GENERAL MEETING
OF SHAREHOLDERS

TO BE HELD ON June 10, 2014

- and -

PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR

GOLDEN QUEEN MINING CO. LTD.

CORPORATE OFFICE
6411 Imperial Avenue
West Vancouver, British Columbia, V7W 2J5

Website: www.goldenqueen.com

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON JUNE 10, 2014

NOTICE IS HEREBY GIVEN that the 2014 Annual General Meeting of Shareholders (the “Meeting”) of Golden Queen Mining Co. Ltd. (the “Company”) will be held at 10:00 a.m. (Pacific Standard Time) on Tuesday, June 10, 2014 at the Pan Pacific Hotel, Coal Harbour Room, 999 Pan Pacific Way, Vancouver, BC, V6C 3B5, for the following purposes:

1.	To receive the financial statements of the Company for its financial year ended December 31, 2013 together with the report of the independent auditors thereon;

2.	To fix the number of directors at five (5);

3.	To elect directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected or appointed;

4.	To ratify the appointment of BDO Canada LLP as independent auditors of the Company for the financial year ending December 31, 2014; and

5.	To transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

The specific details of the matters proposed to be put before the Meeting are set forth in the Management Information Circular accompanying and forming part of this Notice.

The board of directors has fixed April 17, 2014 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to receive notice of and to vote at the Meeting.

All shareholders are invited to attend the Meeting in person, but even if you expect to be present at the Meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation. All proxies must be received by our transfer agent not less than 48 hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting in order to be counted. The address of our transfer agent is as follows: Computershare Trust Company of Canada, Proxy Dept., 100 University Ave., 8th Floor, Toronto, ON, M5J 2Y1. Shareholders of record attending the Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this 17th day of April, 2014.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ H. Lutz Klingmann
H. Lutz Klingmann
President and Director

Important Notice Regarding the Availability of Proxy Materials for
the Company’s Annual General Meeting of Shareholders on June 10, 2014.
The Golden Queen Mining Co. Ltd. Proxy Statement and 2013 Annual Report to Shareholders
are available online at www.goldenqueen.com

GOLDEN QUEEN MINING CO. LTD.
6411 Imperial Avenue
West Vancouver, British Columbia, V7W 2J5

PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS

JUNE 10, 2014

In this Proxy Statement, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at April 17, 2014, one Canadian dollar was equal to approximately $0.9093 in United States dollars.

INFORMATION REGARDING ORGANIZATION AND CONDUCT OF MEETING

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Golden Queen Mining Co. Ltd., a British Columbia corporation (the "Company" or “Golden Queen”), for use at the Annual General Meeting of Shareholders (the “Meeting”) of Golden Queen to be held at 10:00 a.m. (Pacific Standard Time) on Tuesday, June 10, 2014, at the Pan Pacific Hotel, Coal Harbour Room, 999 Pan Pacific Way, Vancouver, BC, V6C 3B5, and at any adjournment or postponement thereof.

In this Proxy Statement, “Registered Shareholders” means shareholders whose names appear on the records of the Company as the registered holders of shares. “Beneficial Shareholders” means shareholders who do not hold shares in their own name, as further explained under “Voting by Beneficial Shareholders” below.

This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about April 30, 2014. The Company is sending proxy-related materials directly to Registered Shareholders, as well as non-objecting Beneficial Shareholders under Canadian National Instrument 54-101 (“NI 54-101”). Management of the Company does not intend to pay for intermediaries to forward the proxy-related materials to objecting Beneficial Shareholders under NI 54-101. As a result, objecting Beneficial Shareholders will not receive the materials unless the objecting Beneficial Shareholder’s intermediary assumes the cost of delivery.

The cost of solicitation will be paid by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to non-objecting Beneficial Shareholders. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement, is estimated to be $20,000.

Our administrative offices are located at 6411 Imperial Avenue, West Vancouver, British Columbia, V7W 2J5.

Appointment of Proxyholder

The persons named as proxyholder in the accompanying Proxy or voting instruction form (“VIF”) were designated by the management of the Company (“Management Proxyholder”). A shareholder desiring to appoint some other person (“Alternate Proxyholder”) to represent him or her at the Meeting may do so by inserting such other person's name in the space indicated on the Proxy or VIF, or by completing another proper form of proxy. A person appointed as an Alternate Proxyholder need not be a shareholder of the Company.

Exercise of Discretion by Proxyholder

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favour of matters described in the Proxy or VIF. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

The enclosed Proxy or VIF confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a Registered Shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. Registered Shareholders electing to submit a proxy may do so by completing the enclosed Proxy and returning it to the Company’s transfer agent, Computershare, in accordance with the instructions on the Proxy. You should ensure that the Proxy is received by Computershare at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used. The chairman of the Meeting may elect to exercise his discretion to accept proxies received after the due date.

Beneficial Shareholders

The following information is of significant importance to Beneficial Shareholders (shareholders who do not hold shares in their own name). Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by Registered Shareholders (those whose names appear on the records of the Company as the registered holders of shares).

If shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder's name on the records of the Company. Such shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

If you have consented to disclosure of your ownership information, you will receive a VIF from the Company (through Computershare). If you have declined to disclose your ownership information, you may receive a VIF from your Intermediary if they have assumed the cost of delivering the Proxy Statement and associated meeting materials. Every intermediary has its own mailing procedures and provides its own return instructions to clients. However, most intermediaries now delegate responsibility for obtaining voting instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in the United States and in Canada.

By returning the VIF in accordance with the instructions noted on it, a Beneficial Shareholder is able to instruct the Registered Shareholder (the intermediary) how to vote on behalf of the Beneficial Shareholder. VIF’s, whether provided by the Company or by an intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF. In either case, the purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the shares which they beneficially own.

The VIF will name the same persons as the Company's Proxy to represent you at the Meeting. Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of your intermediary, you, or a person designated by you (who need not be a shareholder), may attend at the Meeting as proxyholder for your intermediary and vote your shares in that capacity. To exercise this right to attend the Meeting or appoint a proxyholder of your own choosing, you should insert the name of the desired representative in the blank space provided in the VIF. Alternatively, you may provide other written instructions requesting that you or your desired representative attend the Meeting as proxyholder for your intermediary. The completed VIF or other written instructions must then be returned in accordance with the instructions on the form.

If you receive a VIF from the Company or Broadridge, you cannot use it to vote shares directly at the Meeting - the VIF must be completed and returned in accordance with its instructions, well in advance of the Meeting in order to have the shares voted.

Revocation of Proxies

In addition to revocation in any other manner permitted by law, a Registered Shareholder who has given a Proxy may revoke it by:

(a)

Executing a Proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to executed by the Registered Shareholder or the Registered Shareholder’s authorized attorney in writing, or, the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and delivering the Proxy bearing a later date to Computershare at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the meeting and voting the Registered Shareholders’ shares.

A revocation of a Proxy will not affect a matter on which a vote is taken before the revocation.

Only Registered Shareholders have the right to revoke a Proxy. Beneficial Shareholders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is one person present at the meeting representing in person or by proxy not less than 10% of the votes eligible to cast at such meeting. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which Proxies are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" fixing of the number of directors at five (5), “FOR” the election of each of the nominees to the Board of Directors named on the following page, and "FOR" the resolution to ratify the appointment of BDO Canada LLP as independent auditors of the Company for the fiscal year ending December 31, 2014. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

To be effective, each matter which is submitted to a vote of shareholders, other than for the approval of auditors, must be approved by a majority of the votes cast by the shareholders voting in person or by proxy at the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On April 17, 2014 (the “Record Date”) there were 99,378,683 shares of our common stock (the "Common Stock"), issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the directors and officers of the Company, no person or corporation beneficially owns directly or indirectly, or exercises control or direction over, more than 5% of the outstanding Common Stock as of April 17, 2014, except as described below:

Name and Address	Number of Shares(1)	Nature of Ownership	Approximate % of Total Issued

Landon T. Clay	17,077,799	Sole voting and investment control	17.2%
Providence, RI, USA	10,550,072(2)(3)(4)(5)	Shared voting and investment control	9.9%

Thomas M. Clay	1,805,680	Sole voting and investment control	1.8%
Providence, RI, USA	8,098,803(2)(4)(5)	Shared voting and investment control	7.6%

Harris Clay	7,258,330	Sole voting and investment control	7.3%
Augusta, GA, USA	3,258,519(3)(4)	Shared voting and investment control	3.3%

Sprott Asset Management LP	8,569,900	Sole voting and investment control	8.6%
Toronto, ON, Canada

[1]

The information relating to the above share ownership was obtained by the Company from insider reports and beneficial ownership reports on Schedule 13D filed with the SEC or available at www.sedi.com, or from the shareholder, and includes direct and indirect holdings.

[2]	Includes 7,281,553 shares reserved for immediate issuance on exercise of convertible debentures of which Landon T. Clay and Thomas M. Clay have shared voting and investment control.
[3]	Landon T. Clay and Harris Clay have shared voting and investment control of 2,451,269 shares.
[4]	Landon T. Clay, Thomas M. Clay, and Harris Clay have shared voting and investment control of 807,250 shares.
[5]	Landon T. Clay and Thomas M. Clay have shared voting and investment control of 10,000 shares.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

MATTERS TO BE ACTED UPON AT MEETING

Proposal 1: Election of Directors

The Board proposes to fix the number of directors at five (5) and that the following five (5) nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: H. Lutz Klingmann, Thomas M. Clay, Bryan A. Coates, Guy Le Bel, and Bernard Guarnera.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board anticipates that the five (5) nominees will be available to serve as directors of Golden Queen, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FIXING THE NUMBER OF DIRECTORS AT FIVE (5) AND “FOR” THE ELECTION OF EACH NOMINEE.

As part of its ongoing review of corporate governance policies, on March 5, 2014, the Board adopted a policy providing that in an uncontested election of directors, any nominee who receives a greater number of votes “withheld” than votes “for” will tender his or her resignation to the Chairman of the Board promptly following the shareholders’ meeting. The Board will consider the offer of resignation and will make a decision whether or not to accept it. In considering whether or not to accept the resignation, the Board will consider all factors deemed relevant by the members of the Board. The Board will be expected to accept the resignation except in situations where the considerations would warrant the applicable director continuing to serve on the Board. The Board will make its final decision and announce it in a press release within 90 days following the shareholders’ meeting. A director who tenders his or her resignation pursuant to this policy will not participate in any meeting of the Board at which the resignation is considered.

The following table sets out the names of the nominees, their positions and offices in the Company, principal occupations, the period of time that they have been directors of the Company, whether or not they are considered independent or non-independent, the number of shares of the Company which each beneficially owns or over which control or direction is exercised, Board/Committee membership and attendance, and other public board directorship information:

Name, Present Office, Province/State & Country of Residence	Present Principal Occupation or Employment[1]	Security Holdings[2]
H. LUTZ KLINGMANN Director, President and CEO West Vancouver, British Columbia, Canada

Mr. Klingmann was appointed President of the Company on November 29, 2002. Mr. Klingmann is a registered professional engineer in British Columbia. Mr. Klingmann is primarily responsible for the recent permitting approvals of the Soledad Mountain Project by the Kern County Planning Commission and other state agencies. The Board believes that Mr. Klingmann’s expertise and experience as a professional engineer, in mine development, and specifically his experience with the Soledad Mountain Project, is valuable as a member of the Board.

Date first appointed as a Director: March 1, 2001

Common Shares: 829,100
Independent	Board/Committee Memberships	Attendance at Meetings During 2013	Other Public Board Directorships
No	Board of Directors Technical Committee	6/6 (100%) Nil	None

THOMAS M. CLAY Director and Chairman of the Board Providence, Rhode Island, USA

Mr. Clay’s principal occupation is vice-president of East Hill Management Company, LLC. He also serves as a director of The Clay Mathematics Institute, Inc. and of ThromboGenics NV. Mr. Clay is a graduate of Harvard College, Oxford University, and the Harvard Business School. Mr. Clay represents the interests of certain significant shareholders of the Company, and as such, the Board believes that Mr. Clay is valuable as a member of the Board.

Date first appointed as a Director: January 13, 2009

Common Shares: 9,904,483[3][4]
Independent	Board/Committee Memberships	Attendance at Meetings During 2013	Other Public Board Directorships
No	Board of Directors	6/6 (100%)	ThromboGenics NV

Name, Present Office, Province/State & Country of Residence	Present Principal Occupation or Employment[1]	Security Holdings[2]
BRYAN A. COATES Director Saint-Lambert, Quebec, Canada

Mr. Coates has more than 30 years of progressive experience in the international and Canadian mining industry. Mr. Coates is currently the Vice President, Finance and Chief Financial Officer of Osisko Mining Corporation since May 1, 2007. He is responsible for all activities related to financing, financial reporting, gold marketing, risk management and government relations. Prior to joining Osisko, Mr. Coates was Chief Financial Officer of IAMGOLD Corporation (2006-2007), Cambior Inc. (2001-2006), and Cia Minera Antamina (1998- 2001). He is a director of U3O8 Corp, and the Federation des Chambres de commerce du Quebec and is Chair of its mining industry committee. He holds an Honours Bachelor of Commerce from Laurentian University in Ontario and holds the professional accounting designations CPA, CA. The Board believes that Mr. Coates’ extensive experience in the international and Canadian mining industry and his financial expertise make him a valuable member of the Board.

Date first appointed as a Director: January 28, 2013

Stock Options: 50,000
Independent	Board/Committee Memberships	Attendance at Meetings During 2013	Other Public Board Directorships
Yes	Board of Directors Audit Committee Compensation Committee Nominating Committee	6/6 (100%) 3/3 (100%) Nil Nil	U308 Corp.

BERNARD GUARNERA Director Las Vegas, Nevada, USA

Barney Guarnera has over 40 years of experience in the global mining industry and is currently a partner at Centurion Private Equity Group. Mr. Guarnera was the former Chairman of the Board of Behre Dolbear Group Inc., a mining consulting firm founded in 1991. Mr. Guarnera is a registered professional engineer and a registered professional geologist. The Board believes that Mr. Guarnera’s technical expertise and his capital market experience make him a valuable member of the Board.

Date first appointed as a Director: May 30, 2013

Common Shares: 25,000 Stock Options: 50,000
Independent	Board/Committee Memberships	Attendance at Meetings During 2013	Other Public Board Directorships
Yes	Board of Directors Audit Committee Compensation Committee Nominating Committee Technical Committee	3/4 (75%) 3/3 (100%) Nil Nil Nil	None

Name, Present Office, Province/State & Country of Residence	Present Principal Occupation or Employment[1]	Security Holdings[2]
GUY LE BEL Director Repentigny, Quebec, Canada

Mr. Le Bel is currently Vice President, Evaluations, at Capstone Mining Corp. and has over 30 years of international experience in strategic and financial planning. He was the Vice President of Business Development of Quadra FNX Mining Ltd. from 2004 to 2012. Mr. Le Bel is currently a director of RedQuest Capital Corp. and Mammoth Resources Corp. The Board believes that Mr. Le Bel’s Canadian and international experience in strategic and financial planning make him a valuable member of the Board.

Date first appointed as a Director: May 30, 2013

Stock Options: 50,000
Independent	Board/Committee Memberships	Attendance at Meetings During 2013	Other Public Board Directorships
Yes	Board of Directors Audit Committee Compensation Committee Nominating Committee Technical Committee	4/4 (100%) 3/3 (100%) Nil Nil Nil	RedQuest Capital Corp. Mammoth Resources Corp.

[1]	The information as to principal occupation and business or employment has been furnished by the respective nominees.
[2]

Based upon information furnished to Golden Queen either by the directors and executive officers or from the insider reports and beneficial ownership reports filed with the SEC or available at www.sedi.com. These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options.

[3]	Includes 7,281,553 shares reserved for immediate issuance on exercise of convertible debentures of which Landon T. Clay and Thomas M. Clay have shared voting and investment control.
[4]	Thomas M. Clay, Landon T. Clay and Harris Clay have shared voting and investment control of 807,250 shares.

The Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively. The Board as a whole is responsible for identifying, screening and/or appointing persons to serve on the Board. In identifying Board candidates, it is the Company’s goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors. The Board believes that the process in place to identify candidates and elect directors allows the most qualified candidates to be appointed independently.

The Company believes that each of the persons standing for election to the Board at the Meeting has the experience, qualifications, attributes and skills that, when taken as a whole, will enable the Board to satisfy its oversight responsibilities effectively.

The Board is responsible for overseeing management of the Company and determining the Company’s strategy and for determining whether or not a director is independent. In making this determination, the Board has adopted the definition of “independence” as set forth in NI 58-101 and NP 58-201, which recommends that a majority of the Board be considered “independent”. In applying this definition, the Board considers all relationships of the directors of the Company, including business, family and other relationships.

As at the date of this Proxy Statement, there are five (5) directors on the Board, H. Lutz Klingmann, Thomas M. Clay, Bryan A. Coates, Guy Le Bel, and Bernard Guarnera. Of the five directors, Bryan A. Coates, Guy Le Bel, and Bernard Guarnera are considered independent. H. Lutz Klingmann, President and CEO of the Company, and Thomas M. Clay, are not considered independent. Following the Meeting, the Board, as proposed by management in this Proxy Statement, will be comprised of H. Lutz Klingmann, Thomas M. Clay, Bryan A. Coates, Guy Le Bel, and Bernard Guarnera.

Biographical Information Regarding Executive Officers

H. Lutz Klingmann - President and Chief Executive Officer. H. Lutz Klingmann has been involved with Golden Queen Mining Co. Ltd. since 2001 and has been instrumental in the development and permitting process of the Soledad Mountain Project. He is a former Director and President of Minto Explorations Ltd. as well as a former director and president of a number of mid-tier and junior mining and exploration companies. He has developed six mines, four of which were in the southwestern United States, since mid-1981. His operating experience spans the globe from Africa, Venezuela, Canada and the United States.

Andrée St-Germain – Chief Financial Officer and Corporate Secretary. Ms. St-Germain was previously an investment banker with Dundee Capital Markets where she worked exclusively with mining companies on a variety of financings and merger and acquisition advisory assignments. She holds an International Master of Business Administration degree (Honours) from Schulich School of Business (York University).

Laurence Morris – Chief Operating Officer. Mr. Morris is a mining engineer and geologist with more than 30 years of experience in the metals and mining business. Most recently, Mr. Morris was the Chief Operating Officer of Esperanza Resources Corporation from May 2012 to March 2013. From August 2010 to May 2012, Mr. Morris held the position of Vice President of Operations for Minefinders Corporation Ltd. In that position, he oversaw all aspects of sustaining development, mining operations, exploration activities and resource management at the Dolores gold mine in Mexico. Prior to joining Minefinders in 2010, Mr. Morris worked in mine management for First Quantum Minerals Ltd. in Zambia and Mauritania.

Proposal 2: Ratification of Appointment of Independent Auditors

BDO Canada LLP was appointed as Golden Queen’s independent auditors on November 13, 1996. BDO Canada LLP served as Golden Queen’s independent auditors for the fiscal year ended December 31, 2013. The shareholders of the Company (the “Shareholders”) will be asked at the Meeting to vote for the appointment of BDO Canada LLP as auditors of the Company until the next annual general meeting of Shareholders or until a successor is appointed, at a remuneration fixed by the directors.

Representatives of BDO Canada LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to questions from Shareholders.

The fees for services provided by BDO Canada LLP for the fiscal years ended 2012 and 2013 were as follows:

Fees		2013		2012

Audit Fees		$133,911		$72,646
Audit Related Fees		$6,955		$5,350
Quarterly Review Fees		$50,397		$47,080
Tax Fees		$43,352		$13,419
All Other Fees	$	Nil	$	Nil
Total		$234,615		$138,495

These audit fees were for the audit of the fiscal years ended December 31, 2013 and December 31, 2012. The tax fees were for the preparation of U.S. and Canadian tax filing periods ending December 31, 2013 and December 31, 2012 as well as tax planning analysis.

Although the appointment of BDO Canada LLP is not required to be submitted to a vote of shareholders, the Board believes it appropriate as a matter of policy to request that shareholders ratify the appointment of the independent auditors for the fiscal year ending December 31, 2014. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board to select other independent auditors for the fiscal year ending December 31, 2015.

Section 10(A)(i) of the Exchange Act prohibits the Company’s independent auditor from performing audit services for the Company as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board, or unless the services meet certain de minimis standards.

Under the Company’s Audit Committee Charter, all non-audit services to be performed by the Company’s independent auditor must be approved in advance by the Audit Committee. All of the 2013 audit related fees, quarterly review fees and tax fees were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO CANADA LLP AS GOLDEN QUEEN'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required.

Other Matters

Golden Queen is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board of Directors and the Executive of Golden Queen as of the Record Date:

Name	Age	Position	Position Held Since

H. Lutz Klingmann	74	Director President CEO	March 1, 2001 May 21, 2009 May 21, 2009
Thomas M. Clay	29	Director	January 13, 2009
Bryan A. Coates	56	Director	January 28, 2013
Bernard Guarnera	70	Director	May 30, 2013
Guy Le Bel	55	Director	May 30, 2013
Andrée St-Germain	34	CFO Corporate Secretary	September 18, 2013 September 18, 2013
Laurence Morris	60	COO	May 22, 2013

All of the officers identified above serve at the discretion of the Board of Directors and have consented to act as directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of Golden Queen.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 17, 2014 by:

(i)	each director of Golden Queen;
(ii)	each of the Named Executive Officers of Golden Queen; and
(iii)	all directors and executive officers as a group.

Except as noted below, Golden Queen believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares, except as noted in the footnote below the table.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned

H. LUTZ KLINGMANN, Director, President, Chief Executive Officer, West Vancouver, BC	829,100	0.8%
THOMAS M. CLAY, Director Providence, RI	9,904,483[2][3]	9.3%
BRYAN A. COATES, Director Saint-Lambert, QC	50,000[1]	0.05%
BERNARD GUARNERA, Director Las Vegas, NV	75,000[1]	0.08%
GUY LE BEL, Director Repentigny, QC,	50,000[1]	0.05%
ANDRÉE ST-GERMAIN, Chief Financial Officer and Corporate Secretary Vancouver, BC	300,000[1]	0.3%
LAURENCE MORRIS, Chief Operating Officer Mojave, CA	300,000[1]	0.3%
All officers and directors (7) persons	11,508,583	10.98%

[1]

These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include shares issuable upon exercise of options as follows: 50,000 shares issuable to Bryan A. Coates, 50,000 shares issuable to Guy Le Bel, 50,000 shares issuable to Bernard Guarnera, 300,000 shares issuable to Andrée St-Germain, and 300,000 shares issuable to Laurence Morris.

[2]	Includes 7,281,553 shares reserved for immediate issuance on exercise of convertible debentures of which Landon T. Clay and Thomas M. Clay have shared voting and investment control.
[3]	Thomas M. Clay, Landon T. Clay and Harris Clay have shared voting and investment control of 807,250 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Golden Queen's directors, executive officers and persons who own more than 10% of a registered class of Golden Queen’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Golden Queen. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish Golden Queen with copies of all Section 16(a) reports they file.

To Golden Queen’s knowledge, based solely on a review of Forms 3 and 4, as amended, furnished to it during its most recent fiscal year ended December 31, 2013, and Form 5, as amended, furnished to it with respect to such year, Laurence Morris missed a Form 3 filing, and each of the following directors, executive officers and persons who own more than 10% of the registered class of Golden Queen’s securities filed a late Form 4 during the year ended December 31, 2013 in respect of one transaction: Bryan A. Coates, Guy Le Bel, Bernard Guarnera and Harris Clay.

DIRECTOR COMPENSATION

The following table sets out the compensation provided to the members of the Board during the Company’s year ended December 31, 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)[1]	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
H. Lutz Klingmann	$1,905	Nil	Nil	Nil	N/A	Nil	$1,905
Thomas M. Clay	$1,996	Nil	Nil	Nil	N/A	Nil	$1,996
Bryan A. Coates	$16,906	Nil	$52,160	Nil	N/A	Nil	$69,066
Bernard Guarnera	$7,493	Nil	$52,160	Nil	N/A	Nil	$59,653
Guy Le Bel	$7,183	Nil	$52,160	Nil	N/A	Nil	$59,344

[1]

Bryan A. Coates, Guy Le Bel and Bernard Guarnera were each granted options to acquire up to 50,000 shares of Common Stock at an exercise price of C$1.67 ($1.59) until September 4, 2018. The grant date fair value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation of Golden Queen’s president and chief executive officer, chief financial officer, and the chief operating officer (the “Named Executive Officers”) during the last three completed fiscal years for services rendered to Golden Queen in all capacities.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)[1]	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

H. Lutz Klingmann President, CEO	2013 2012 2011	$159,524 $138,885 $137,748	$32,907 Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$1,905 $2,017 $2,022	$194,336 $140,902 $139,770
G. Ross McDonald[2] Former CFO	2013 2012 2011	$21,987 $29,930 $20,218	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$21,987 $29,930 $20,218
Andrée St- Germain[3] CFO	2013	$47,010	$9,402	Nil	$161,353	Nil	Nil	Nil	$217,765
Laurence Morris[4] COO	2013	$87,500	Nil	Nil	$93,935	Nil	Nil	Nil	$181,435

[1]

The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 5 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2013. The value of the option awards is based on the options that had vested as of December 31, 2013.

[2]	G. Ross McDonald was appointed the Chief Financial Officer on May 2, 2011 and resigned on September 18, 2013.
[3]	Andrée St-Germain was appointed the Chief Financial Officer on September 18, 2013.
[4]	Laurence Morris was appointed the Chief Operating Officer on May 22, 2013.

OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FISCAL YEAR

The Board approves the issuance of stock options to our directors, officers, employees and consultants. Unless otherwise provided by the Board of Directors, all vested options are exercisable for a term of five (5) years from the date of grant. During the fiscal year ended December 31, 2013, 600,000 options were granted to the Named Executive Officers as follows:

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock/Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Award[1]
		Threshold (#)	Target (#)	Maximum (#)
Andrée St- Germain	September 18, 2013	N/A	N/A	N/A	Nil	300,000	$1.26	$307,404
Laurence Morris	June 3, 2013	N/A	N/A	N/A	Nil	300,000	$1.16	$285,884

[1]	The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions.

OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FISCAL YEAR

The following table sets forth the information concerning all option-based awards outstanding for each of Golden Queen’s Named Executive Officers as of December 31, 2013:

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

H. Lutz Klingmann President, CEO	Nil	Nil	Nil	N/A	N/A
G. Ross McDonald Former CFO	Nil	Nil	Nil	N/A	N/A
Andrée St-Germain CFO	100,000	Nil	200,000	$1.26	September 18, 2018
Laurence Morris COO	100,000	Nil	200,000	$1.16	June 3, 2018

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as of the end of the fiscal year ended December 31, 2013 with respect to compensation plans under which equity securities of the Company are authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options. Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuances Under Equity Compensation Plan [Excluding Securities Reflected in Column (a)] (c)

Equity Compensation Plans Approved by Security Holders	1,380,000	$0.87	5,820,000

Equity Compensation Plans Not Approved by Security Holders	Nil	Nil	Nil

Total:	1,380,000	$0.87	5,820,000

AGGREGATED STOCK OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

A total of 500,000 stock options were exercised by the Named Executive Officers during the Company’s fiscal year ended December 31, 2013 as follows:

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)

H. Lutz Klingmann	500,000	C$365,000

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

The Company has entered into employment contracts with each of the Named Executive Officers as follows:

The Company entered into a consulting services agreement in 2004 with Mr. H. Lutz Klingmann, the President and Chief Executive Officer of the Company, which was amended in May of 2010. Pursuant to the amended agreement, 300,000 bonus shares are issuable upon a change of control transaction or upon a sale of all or substantially all of the Company’s assets, having a value at or above C$1.00 per share of the Company, with a further 300,000 bonus shares being issuable in the event the change of control transaction or asset sale occurred at a value at or above C$1.50 per share. As at December 31, 2013, the milestones have not been reached and no accrual was made in connection with these arrangements.

The Company entered into an employment contract on September 18, 2013 with Andrée St-Germain, the Chief Financial Officer and Corporate Secretary of the Company. Ms. St-Germain is entitled to an annual salary of C$150,000 and a one-time bonus target of C$150,000 to be payable as to 50% after six (6) months and 50% after twelve (12) months, subject to a performance review by the Compensation Committee. Thereafter, Ms. St-Germain may be paid bonuses at the sole discretion of the Board. Pursuant to the contract, if Ms. St-Germain is terminated by the Company without cause during the first twelve (12) months of her employment, she will be entitled to six (6) months base salary being C$75,000. If Ms. St-Germain is terminated by the Company without cause after the first twelve (12) months of her employment, she will be entitled to twelve (12) months base salary being C$150,000. In the event that the employment of Ms. St-Germain is terminated by the Company or its successor without cause, or is terminated by Ms. St-Germain for good reason, in either case within six (6) months following a change of control, she will be entitled to receive a lump-sum severance payment equal to twenty-four (24) months base salary, being C$300,000, and two (2) times her annual bonus, being C$300,000. Ms. St-Germain’s contract continues indefinitely, unless and until terminated.

The Company entered into a letter agreement dated April 28, 2013 with Laurence Morris as the Chief Operating Officer of the Company. Mr. Morris is entitled to an annual salary of $150,000 and a bonus of up to 200% of the base salary as determined on review at twelve (12) months and eighteen (18) months, and at the discretion of the Board. Pursuant to the agreement, in the event Mr. Morris’ employment is terminated in connection with or within six (6) months following an acquisition of the Company by another unrelated company, then Mr. Morris will be entitled to receive a one-time termination payment of 100% of his base salary, being $150,000, and all of his stock options will vest immediately. Mr. Morris’ contract continues indefinitely, unless and until terminated.

REPORT OF CORPORATE GOVERNANCE

The Canadian Securities Administrators have adopted National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”) (the “Guidelines”), both of which came into force as of June 30, 2005 and effectively replaced the corporate governance guidelines and disclosure policies of the Exchange. NI 58-101 requires issuers such as the Company to disclose the corporate governance practices that they have adopted, while NP 58-201 provides guidance on corporate governance practices. In this regard, a brief description of the Company’s system of corporate governance, with reference to the items set out in NI 58-101 and NP 58-101 is set forth below.

The Board and management recognize that effective corporate governance is important to the direction and operation of the Company in a manner which ultimately enhances shareholder value. As a result, the Company has developed and implemented, and continues to develop, implement and refine formal policies and procedures which reflect its ongoing commitment to good corporate governance. The Company believes that the corporate governance practices and procedures described below are appropriate for a company such as the Company.

Board of Directors

NP 58-201 recommends that boards of directors of reporting issuers be composed of a majority of independent directors. With three (3) of the five (5) current directors considered independent, the Board is currently composed of a majority of independent directors. Messrs. Klingmann and Clay, in their roles as President and Chief Executive Officer and the Chairman of the Board, respectively, are not deemed independent. The Board holds regular meetings. Between the scheduled meetings, the Board meets as required. The independent directors meet on an as needed basis. Management also communicates informally with the directors on a regular basis, and solicits advice from members or advisors on matters falling within their special knowledge or experience.

Chairman of the Board

Thomas M. Clay was appointed Chairman of the Board on May 30, 2013. Mr. Clay’s primary roles as Chairman are to chair all meetings of the Board and to manage the affairs of the Board, including ensuring the Board is organized properly, functions effectively and meets its obligations and responsibilities. The Chairman’s responsibilities include, among other things, ensuring effective relations and communications among Board members.

Director Meetings

The Board meets quarterly on a regular basis and holds additional meetings as considered appropriate to deal with the matters arising from developments in the business and affairs of the Company from time to time. During the fiscal year ended December 31, 2013, the Board held six (6) regular meetings. In addition to the business conducted at such meetings, various other matters were approved by written resolution signed by all members of the Board.

The Company does not have a policy with regard to Board member’s attendance at annual meetings of Shareholders.

Board Mandate

The Board is responsible for the overall stewardship of the Company. The Board discharges this responsibility directly and through the delegation of specific responsibilities to committees of the Board. The Board works with management to establish goals and strategies of the Company, to identify principal risks, to select and assess senior management and to review significant operational and financial matters. The Board’s mandate is available on our website at www.goldenqueen.com.

Position Descriptions

The Board has developed written position descriptions for the Chairman of the Board and the chair of each Board Committee. The Board has also developed a written position description for the CEO of the Company, which are available on our website at www.goldenqueen.com.

Orientation and Continuing Education

The Company provides new directors with an overview of their role as a member of the Board and its Committees, and the nature and operation of the Company’s business and affairs. New directors also have the opportunity to discuss the Company’s affairs with legal counsel and with the Company’s external auditors. New directors are also provided with opportunities to visit the mine site in Mojave and are invited to have discussions with the Company’s operating personnel. In 2013, all of the directors visited the Soledad Mountain Project and had the opportunity to meet with local stakeholders.

The Company does not provide formal continuing education to its Board members, but does encourage them to communicate with management, auditors and technical consultants. Board members are also encouraged to participate in industry-related conferences, meetings and education events to maintain their skills and knowledge necessary to meet their obligations as directors of the Company.

Code of Business Conduct

The Board has adopted a Code of Business Conduct (the “Code”) as a guideline for the oversight of the ethical conduct of management. The Code is distributed to all officers and employees of the Company. To ensure and monitor compliance with the Code, the Board has adopted a Whistle-blower Policy. Waivers of any provisions of the Code can be made in writing to the Audit Committee, however, such waiver must be approved by the Board. During the recently completed fiscal year, there was no conduct by a director or executive officer that constituted a departure from the Code. The Board has also adopted a Code of Ethics for Senior Financial Officers. The Company’s Code of Business Conduct and Code of Ethics for Senior Financial Officers are available on the Company’s website at www.goldenqueen.com.

If a director or senior officer has a material interest in a transaction or agreement being considered by the Company, such individual is precluded from voting on the matter and the Board considers such matter without the individual present.

Assessments

Based upon the Company's size, its current stage of development and the number of individuals on the Board, the Board considers a formal process for assessing the effectiveness and contribution of the Board as a whole, its committees or individual directors to be unnecessary at this time. The Board and its committees meet on numerous occasions during each year, each director having regular opportunity to assess the Board as a whole, its committees, and other directors in relation to assessment of the competencies and skills that the Board as a whole, its committees and directors should possess. The Board will continue to evaluate its own effectiveness and the effectiveness of its committees and individual directors in such manner.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of the Chairman of the Board and Chief Executive Officer, as the Board believes that it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has reviewed the Company’s current Board leadership structure. H. Lutz Klingmann has been the Company’s Chief Executive Officer since May 2009, while Thomas M. Clay has been the Company’s Chairman of the Board since May 2013. In light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s shareholder base, the Company’s peer group and other relevant factors, the Board believes that the current leadership structure is appropriate. Mr. Clay and Mr. Klingmann bring complimentary attributes to the Company’s business operations and strategic plans and generally are focused on somewhat different aspects of the Company’s operations.

The Company does not have a lead independent director. Given the size of the Board, the Board believes that the presence of three (3) independent directors out of the five (5) directors currently on the Board, each of whom sits on the Board’s committees, is sufficient independent oversight of the Chairman of the Board and Chief Executive Officer. The independent directors work well together in the current Board structure and the Board does not believe that selecting a lead independent director would add significant benefits to the Board oversight role.

Also, the Board does not have a formal policy with respect to the consideration of diversity when assessing directors and director candidates, but considers diversity as part of its overall assessment of the Board’s functions and needs.

Board’s Role in Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company. Management is charged with the day-to-day management of the risks the Company faces. However, the Board, directly and indirectly through its committees, is actively involved in the oversight of the Company’s risk management policies. The Board is charged with overseeing enterprise risk management, generally, and with reviewing and discussing with management the Company’s major risk exposure (whether financial, operating or otherwise) and the steps management has taken to monitor, control and manage these exposures, including the Company’s risk assessment and risk management guidelines and policies. Additionally, the Compensation Committee oversees the Company’s compensation policies generally, in part to determine whether or not they create risks that are reasonably likely to have a material adverse effect on the Company.

Board’s Skills Matrix

The following table summarizes the particular areas of expertise for each member of the Board:

Director Name	Business Development	Corporate Governance	Finance	Risk Management	Capital Markets	Mining & Processing

H. Lutz Klingmann	X	X	X	X		X
Thomas M. Clay	X	X	X	X	X
Bryan A. Coates	X	X	X	X	X
Bernard Guarnera	X	X	X	X		X
Guy Le Bel	X		X	X	X	X

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating Committee, and a Technical Committee. Each of the Audit Committee, Compensation Committee, Nominating Committee, and Technical Committee is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Golden Queen’s financial reporting compliance procedures. As of the Record Date, the members of the Audit Committee are Bryan A. Coates, Guy Le Bel, and Bernard Guarnera. Bryan A. Coates is the Chair and the “financial expert” of the Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee charter is available on our website at www.goldenqueen.com. During the fiscal year ended December 31, 2013, the Audit Committee held three (3) meetings, during which all audit committee members were in attendance.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended December 31, 2013; (2) received a report from BDO Canada LLP our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Public Company Accounting Oversight Board Rule 3526 regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with the independent accountant the independent accountant’s independence; and (4) considered whether or not the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 17, 2014.

Submitted by the Audit Committee.
Bryan A Coates, Chair
Bernard Guarnera, Member
Guy Le Bel, Member

Compensation Committee. The Compensation Committee reviews and approves the compensation of Golden Queen’s officers, reviews and administers Golden Queen’s stock option plan and makes recommendations to the Board of Directors regarding such matters. As of the Record Date, the members of the Compensation Committee are Bryan A. Coates, Guy Le Bel, and Bernard Guarnera. Bernard Guarnera is the Chair of the Compensation Committee. The Board of Directors has adopted a written charter for the Compensation Committee. The Compensation Committee charter is available on our website at www.goldenqueen.com. During the fiscal year ended December 31, 2013, the Compensation Committee did not hold a meeting

Nominating Committee. The Nominating Committee assists the Board in providing effective corporate governance. As of the Record Date, the members of the Nominating Committee are Bryan A. Coates, Guy Le Bel, and Bernard Guarnera. The Board of Directors has adopted a written charter for the Nominating Committee. The Nominating Committee charter is available on our website at www.goldenqueen.com. During the fiscal year ended December 31, 2013, the Nominating Committee did not hold a meeting.

Technical Committee. The Technical Committee reviews technical information on the Company’s Soledad Mountain project and makes recommendations to the Board. The Technical Committee was formed in March of 2014 and has not yet held a formal meeting. The Board has not adopted a written charter for the Technical Committee. As of the Record Date, the members of the Technical Committee are H. Lutz Klingmann, Guy Le Bel, and Bernard Guarnera.

COMPENSATION COMMITTEE

Composition of the Compensation Committee

The members of the Compensation Committee during the year ended December 31, 2013 were Bryan A. Coates, Guy Le Bel, and Bernard Guarnera.

Report on Executive Compensation and Compensation Discussion and Analysis

The Compensation Committee of the Board of Directors is responsible for reviewing and approving the remuneration of the senior management of the Company, including the President and chief executive officer. The guiding philosophy of the Compensation Committee in the determination of executive compensation is ensuring that the Company is able to attract the best possible candidates for management positions, given the high level of competition for competent management in the mining industry, and to align the interests of management with those of the Company’s shareholders.

The Company’s executive compensation policies are designed to recognize and reward individual contribution, performance and level of responsibility and ensure that the compensation levels remain competitive with other precious metals development and mining companies. The key components of total compensation are base salary and incentives.

The Compensation Committee has no formal process for determining appropriate base salary ranges. Currently the Company pays executive compensation in the form of a base salary to its President, Chief Financial Officer and Chief Operating Officer. The base salary to the President was based on a proposal from the President, which was accepted by the Company after considering his experience and expected responsibility and contribution to the Company. The base salary of the Chief Financial Officer and Chief Operating Officer was negotiated based on industry comparables and the experience of the executive officers

Stock options are granted to senior management to align the financial interests of management with the interests of shareholders of the Company and to encourage senior management to focus on strategies and results that enhance shareholder value in the longer term. The number of options to purchase Common Shares granted to each individual will depend largely on his level of responsibility and contribution to the Company’s performance.

The Compensation Committee is responsible for considering the appropriateness and effectiveness of the Company’s executive compensation policies, given prevailing circumstances. Although the shareholder vote on executive compensation, which is submitted to shareholders every three (3) years, is non-binding, the Compensation Committee will review the voting results in connection with the on-going evaluation of the Company’s compensation program.

The Compensation Committee may not delegate any of its authority to other persons.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee served as an officer or employee of the Company during the fiscal year ended December 31, 2013 (or subsequently). No current member of the Compensation Committee formerly served as an officer of the Company, and none of the current members of the Compensation Committee have entered into a transaction with the Company in which they had a direct or indirect interest that is required to be disclosed pursuant to Item 404 of Regulation S-K.

Compensation Committee Report

The Compensation Committee hereby reports to the Board that, in connection with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and this Proxy Statement, we have:

  reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K; and
  based on such review and discussion, we recommend to the Board that the Compensation Discussion and Analysis be included in the Annual Report on Form 10K for the fiscal year ended December 31, 2012 and this Proxy Statement on Schedule 14A.

Submitted by the Compensation Committee.
Bernard Guarnera, Chair
Bryan A. Coates, Member
Guy Le Bel, Member

PERFORMANCE GRAPH

The performance graph depicts the Company’s cumulative total Shareholder returns over the five (5) most recently completed financial years based on an initial investment of $100 in GQM Common Stock, compared to an equal investment in the S&P/TSX Global Gold Index. The Company does not currently issue dividends. The Common Stock performance as set out in the graph does not necessarily indicate future price performance.

	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	December 31, 2013

Value Based on $100 Invested in GQM on December 31, 2009	100	292	295	232	86

Value Based on $100 Invested in S&P/TSX Global Gold Index (TITTGD) on December 31, 2009	100	126	108	91	47

COMPENSATION OF DIRECTORS

It is currently the policy of the Company to grant options to purchase Common Shares to its directors under the Company’s 2013 Stock Option Plan (the “Plan”). The following is a summary of the material terms of the Plan in accordance with the rules and policies of the Toronto Stock Exchange (the “Exchange”):

i)	the eligible participants under the Plan are directors, officers, employees and consultants of the Company;

ii)	the number of common shares reserved for issuance from time to time under the Plan is 7,200,000, which represents 7.25% of the number of issued and outstanding shares of the Company;

iii)

if any stock option is exercised or expires or otherwise terminates for any reason, the number of common shares in respect of which the stock option is exercised or expired or terminated shall again be available for the purposes of the Plan;

iv)

options granted and outstanding under our previous 2008 Stock Option Plan will be governed by the Plan. There are currently 400,000 stock options granted and outstanding pursuant to the Company’s previous stock option plan;

v)

the aggregate number of options awarded within any one-year period to insiders under the Plan or any previously established and outstanding stock option plans or grants, cannot exceed 10% of the issued Shares of the Company (calculated at the time of award); or the aggregate number of Shares reserved at any time for issuance to insiders upon the exercise of Options awarded under the Plan or any previously established and outstanding stock option plans or grants, cannot exceed 10% of the issued Shares of the Company (calculated at the time of award);

vi)	the maximum number of securities one person or company is entitled to receive is subject to the Exchange policies, and is otherwise not restricted;

vii)	the exercise price for securities under the Plan will be determined by the Board of Directors in its sole discretion as of the date of grant, and shall not be less than:

(a)	if the Company’s shares are not listed for trading on an Exchange at the date of grant, the last price at which the Company’s shares were issued prior to the date of grant; or

(b)	if the Company’s shares are listed for trading on an Exchange at the date of grant, the VWAP for the five trading days immediately prior to the date of grant;

viii)

the value of a share for stock appreciation rights shall be determined, unless otherwise specified or permitted by applicable regulatory policies, based on the weighted average trading price per share for the five trading days immediately preceding the date the notice is received by the Company on the Exchange;

ix)

a stock appreciation right granted pursuant to the Plan shall entitle the option holder to elect to surrender to the Company, unexercised, the option with which it is included, or any portion thereof, and to receive from the Company in exchange therefore that number of shares, disregarding fractions, having an aggregate value equal to the excess of the value of one share over the purchase price per share specified in such option, times the number of shares called for by the option, or portion thereof, which is so surrendered;

x)

the Board of Directors may grant stock options to any director, officer or employee, together with a bonus consisting of a corresponding right to be paid, in cash, an amount equal to the exercise price of such stock options, subject to such provisos and restrictions as the Board may determine, and subject to any applicable approvals, if required;

xi)	all options granted pursuant to the Plan will be subject to such vesting requirements as may be prescribed by the Exchange, if applicable, or as may be imposed by the Board of Directors;

xii)

the expiry date of an option shall be the date so fixed by the Board of Directors at the time the particular option is awarded, provided that such date shall not be later than the fifth anniversary of the date of grant of the option;

xiii)

any options granted pursuant to the Plan will terminate generally within one year of the option holder ceasing to act as a director, officer, or employee of the Company or any of its affiliates, and within one year of the option holder ceasing to act as an employee engaged in investor relations activities, unless such cessation is on account of death. If such cessation is on account of death, the options terminate on the first anniversary of such cessation. If such cessation is on account of cause, or terminated by regulatory sanction or by reason of judicial order, the options terminate immediately. Options that have been cancelled or that have expired without having been exercised shall continue to be issuable under the Plan. The Plan also provides for adjustments to outstanding options in the event of any consolidation, subdivision, conversion or exchange of Company’s shares;

xiv)	options may not be assigned or transferred;

xv)

the Board may amend the Plan and the terms and conditions of any Option thereafter to be granted without shareholder approval, unless shareholder approval is expressly required under any relevant law, rule or regulation, or the policies of the Exchange;

xvi)	any substantive amendments to the Plan shall be subject to the Company first obtaining the approvals, if required, of:

(a)

the shareholders or disinterested shareholders, as the case may be, of the Company at general meetings where required by the rules and policies of the Exchange, or any stock exchange on which the Shares may then be listed for trading; and

(b)	the Exchange, or any stock exchange on which the Shares may then be listed for trading;

xvii)

there are no provisions in the Plan for direct financial assistance to be provided by the Company to participants under the Plan to facilitate the purchase of securities under the Plan, although the Plan does permit stock appreciation rights and bonuses to be issued together with Options as described above;

xviii)	pursuant to the policies of the Exchange, the Plan must be approved by shareholders every three years; and

xix)	there are no entitlements under the Plan previously granted and subject to ratification by security holders.

Other than as disclosed in this Proxy Statement and Management Information Circular, there are no other arrangements under which directors of the Company were compensated by the Company during the year ended December 31, 2013 for their services in their capacity as directors and, without limiting the generality of the foregoing, no additional amounts are payable under any standard arrangements for committee participation or special assignments, except that the Articles of the Company provide that the directors are entitled to be paid reasonable traveling, hotel and other expenses incurred by them in the performance of their duties as directors. The Company’s Articles also provide that if a director is called upon to perform any professional or other services for the Company that, in the opinion of the directors, is outside of the ordinary duties of a director, such director may be paid a remuneration to be fixed by the directors and such remuneration may be either in addition to or in substitution for any other remuneration that such director may be entitled to receive.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policy regarding transactions with management and others

Pursuant to its charter, our Audit Committee has the responsibility to review all related party transactions on an ongoing basis.

Transactions with management and others

The following is in addition to disclosure contained elsewhere herein respecting transactions involving management.

The Company amended a consulting services agreement originally entered into in 2004 with Mr. H. Lutz Klingmann, the President of the Company, in May of 2010. Under the original agreement, upon receipt by the Company of a feasibility study and a production decision made by the Company, a bonus of 150,000 common shares would be issued and upon commencement of commercial production on the Property, a bonus of 150,000 common shares would be issued. Pursuant to the amended agreement, an alternative 300,000 bonus shares would be issuable upon a change of control transaction or upon a sale of all or substantially all of the Company’s assets, having a value at or above C$1.00 per share of the Company, with a further 300,000 bonus shares being issuable in the event the change of control transaction or asset sale occurred at a value at or above C$1.50 per share. As at December 31, 2013, the milestones had not been reached and no accrual was made in connection with these arrangements.

On July 26, 2013, the Company entered into agreements to issue convertible debentures for aggregate proceeds of C$10,000,000 ($9,710,603). The convertible notes are unsecured and bear interest at 2% per annum, calculated on the outstanding principal balance, payable annually. The principal amounts of the notes are convertible into shares of the Company at a price of C$1.03 per share for a period of two years. If the notes are not converted by the holder prior to the maturity date, then the Company may convert them at the lower of C$1.03 or the market price as at the maturity date. The market price on the maturity date will be determined based on the volume-weighted average price of the shares traded on the Toronto Stock Exchange for the five trading days preceding the maturity date. A total of C$7,500,000 of the offering was subscribed for by an investment vehicle managed by Thomas M. Clay, a Director and insider of the Company.

On January 6, 2014, the Company entered into an agreement to secure a $10,000,000 loan (the “Loan”). The Loan is provided by members of the Clay family including $7,500,000 to be provided by an investment vehicle managed by Thomas M. Clay, a Director and insider of the Company. The Loan has a twelve-month term and bears an annual interest rate of 5%, payable on the maturity date. If the Loan is repaid on a date that is less than 183 days before the maturity date, the Company will pay the Lenders an amount of 105% of the principal amount plus interest on the principal amount at the rate of 5% per annum accrued to the date the Loan is repaid.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past ten years, none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two (2) years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court or the SEC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

On January 31, 2014, the Center for Biological Diversity (the “Centre”) filed an emergency petition (the "Petition") with the United States Fish and Wildlife Service ("USFWS") asking the USFWS to list the Mojave Shoulderband snail as a threatened or endangered species. Citing a report published more than 80 years ago, the Petition claims that the snail exists in only three places, and that most of the snail habitat occurs on Soledad Mountain, where the Company is developing its fully-permitted mining operation, known locally as the Soledad Mountain Project. On April 22, 2014, the Company learned that the USFWS had reviewed the petition filed by the Center and has concluded that there is no imminent threat to the snail that would cause them to believe an emergency listing under the Endangered Species Act of 1973 is required. The USFWS indicated that it would not be able to address the Petition at this time but may do so in the future, subject to funding. This decision from the USFWS does not impact the development of the Soledad Mountain Project, and the Soledad Mountain Project construction work is advancing as planned.

Other than as disclosed herein, the Company is not aware of any claims, actions, proceedings or investigations pending against the Company, any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of the Common Stock, or any associate of any such director, officer, affiliate of the Company, or security holder that, individually or in the aggregate, are material to the Company. Neither the Company nor its assets and properties is subject to any outstanding judgment, order, writ, injunction or decree that has had or would be reasonably expected to have a material adverse effect on the Company. Furthermore, the Company is not aware of any threatened lawsuits.

SHAREHOLDER COMMUNICATIONS

Shareholders can send communications to the Board of Directors by email at info@goldenqueen.com or through our website at www.goldenqueen.com.

PROPOSALS OF SHAREHOLDERS

Nominations and proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2015 Meeting of Shareholders must be received by the Secretary of Golden Queen by December 1, 2014, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the B.C. Business Corporations Act. After this date, any shareholder nomination or proposal will be considered untimely. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements. If the Company changes the date of next year’s annual meeting by more than thirty days from the date of this year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

ANNUAL REPORT ON FORM 10-K

A COPY OF GOLDEN QUEEN’S COMBINED ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT AS APPENDIX “A”. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, GOLDEN QUEEN MINING CO. LTD. AT 6411 IMPERIAL AVENUE, WEST VANCOUVER, BC, V7W 2J5.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEDAR website at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year, which will be available online at www.sedar.com. Shareholders may request additional copies by (i) mail to: 6411 Imperial Avenue, West Vancouver, BC, V7W 2J5; or (ii) telephone to: (604) 921-7570.

Dated at Vancouver, British Columbia, this 17th day of April, 2014.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ H. Lutz Klingmann
H. Lutz Klingmann
President

GOLDEN QUEEN MINING CO. LTD.

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8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
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Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on June 10, 2014.

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 AM, (Vancouver Time) on June 6, 2014.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

03AP14069.E.sedar/000001/000001/i

Appointment of Proxyholder

I/We, being holder(s) of Golden Queen Mining Co. Ltd. hereby appoints: H. Lutz Klingmann, President of the Company, or failing him, Andree St-Germain, Chief Financial Officer of the Company,

OR

Print the name of the person you are appointing if this person is someone other than one of the persons named herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Golden Queen Mining Co. Ltd. to be held at the Coal Harbour Room, Pan Pacific Hotel, 999 Pan Pacific Way, Vancouver, BC, on June 10, 2014 at 10:00 AM (Vancouver Time), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. Number of Directors To set the number of Directors at five.	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. H. Lutz Klingmann	☐	☐	02. Thomas M. Clay	☐	☐	03. Bryan A. Coates	☐	☐
04. Guy Le Bel	☐	☐	05. Bernard Guarnera	☐	☐			

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	For	Withhold
3. Appointment of Auditors Appointment of BDO Canada LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. Proxyholder Authority To grant the proxyholder authority to vote at his/her discretion on any amendment or variation to the previous resolutions or any other matter that may be properly brought before the said Meeting or any adjournment thereof.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

GQMQ 186844 AR1